UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

AMERICAN POWER GROUP CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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AMERICAN POWER GROUP CORPORATION

7 Kimball Lane, Building A

Lynnfield, Massachusetts 01940

(781) 224-2411

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of American Power Group Corporation, a Delaware corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 1:00 P.M. on May 24, 2017 in the Oak Room of the Spring Hill Suites/Mall of America, 2870 Metro Drive, Bloomington, MN 55425 for the following purposes:

1.	To act upon a proposal to elect four directors for the ensuing year;

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000;

3.	To approve an amendment to the 2016 Stock Option Plan to increase the number of shares of our Common Stock reserved for issuance from 21,000,000 to 50,000,000;

4.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay”);

5.	To act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2017;

6.	To approve one or more adjournments of the Annual Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to establish a quorum or to approve such proposals; and

7.	To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 4, 5 and 6 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on March 27, 2017 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock and Preferred Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

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A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for the ten days prior to the date of the Annual Meeting at our principal executive offices. The list will also be available at the Annual Meeting.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors

Lyle Jensen
Chief Executive Officer

Lynnfield, Massachusetts
April 17, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 24, 2017. The Proxy Statement for the Annual Meeting, the Annual Report to Stockholders for the year ended September 30, 2016 and our Quarterly Report on Form 10-Q for the three months ended December 31, 2016 are available on our website, www.americanpowergroupinc.com. Our Quarterly Report on Form 10-Q for the three months ending March 31, 2017 will be available on our website promptly after its filing with the Securities and Exchange Commission on or about May 15, 2017.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT, SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT. THE SHARES REPRESENTED BY YOUR PROXY WILL BE VOTED ACCORDING TO YOUR SPECIFIED RESPONSE. PROPERLY EXECUTED PROXIES THAT DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED (UNLESS ONE OR MORE NOMINEES ARE UNABLE OR UNWILLING TO SERVE) “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” THE APPROVAL OF PROPOSALS 2 THROUGH 6 AND THE ACTIONS CONTEMPLATED THEREBY. IF YOU FAIL TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE SPECIAL MEETING, THE EFFECT WILL BE A VOTE AGAINST PROPOSALS 2 THROUGH 5, WITH NO EFFECT ON PROPOSALS 1 OR 6.

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AMERICAN POWER GROUP CORPORATION

7 Kimball Lane, Building A

Lynnfield, Massachusetts 01940

(781) 224-2411

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, May 24, 2017

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of American Power Group Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 24, 2017 in the Oak Room of the Spring Hill Suites/Mall of America, 2870 Metro Drive, Bloomington, MN 55425, and any adjournments thereof. The Board of Directors has set the close of business on March 27, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this proxy statement will be mailed to our stockholders on or about April 17, 2017. References to the “Company,” “us,” “we,” or “our,” refer to American Power Group Corporation.

The Annual Meeting is for the purpose of considering and voting:

1.	To act upon a proposal to elect four directors for the ensuing year;

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000;

3.	To approve an amendment to the 2016 Stock Option Plan to increase the number of shares of our Common Stock reserved for issuance from 21,000,000 to 50,000,000;

4.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay”);

5.	To act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2017;

6.	To approve one or more adjournments of the Annual Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to establish a quorum or to approve such proposals; and

7.	To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

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The Board of Directors is not aware of any other business to come before the Annual Meeting, and unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 4, 5 and 6 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 78,470,402 shares of our Common Stock, par value $.01 per share (“Common Stock”), were issued and outstanding, approximately 740 shares of our 10% Convertible Preferred Stock, par value $1.00 per share (“10% Preferred Stock”), were issued and outstanding, approximately 52 shares of our Series C Convertible Preferred Stock, par value $1.00 per share (“Series C Preferred Stock”), were issued and outstanding, 22 shares of our Series D Convertible Preferred Stock, par value $1.00 per share (“Series D Preferred Stock”), were issued and outstanding, approximately 397 shares of our Series D-2 Convertible Preferred Stock, par value $1.00 per share (“Series D-2 Preferred Stock”), were issued and outstanding, and approximately 205 shares of our Series D-3 Convertible Preferred Stock, par value $1.00 per share (“Series D-3 Preferred Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share. The holders of our 10% Preferred Stock, Series C Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock are entitled to 25,000 votes per share. The holders of our Series D Preferred Stock are entitled to 1,000,000 votes per share. Therefore, the holders of our outstanding shares of 10% Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock (together, the “Preferred Stock”) have a total of 63,275,202 votes on matters to come before the Annual Meeting on which such holders are entitled to vote, which represents 45% of our outstanding voting securities.

Holders of record of our Common Stock, exclusively and as a separate class, are entitled to elect three of the directors nominated for re-election at the Meeting, and holders of record of our Common Stock and Preferred Stock, voting together as a single class, are entitled to elect one of the directors nominated for re-election at the Meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting. The affirmative votes of the holders, as of the Record Date, of (i) a majority of the issued and outstanding shares of our Common Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, are required to approve Proposal 2. The affirmative votes of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our Series D Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock that are represented in person or by proxy and voting at the Annual Meeting, voting together as a single class, are required to approve Proposal 3. The affirmative votes of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock that are represented in person or by proxy and voting at the Annual Meeting, voting together as a single class, are required in order to approve Proposals 4, 5 and 6. Each of these proposals is more fully described in the accompanying proxy statement.

The representation in person or by proxy of a majority of the votes entitled to be cast by the holders of Common Stock is necessary to establish a quorum for the purpose of the election of the four nominees to our Board of Directors. The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting is necessary to establish a quorum for the transaction of all other business to come before the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. A broker “non-vote” will have the same legal effect as a vote against Proposals 2 through 5, with no effect on Proposals 1 or 6.

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Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our Common Stock as of March 27, 2017:

●	by each of our directors and executive officers;

●	by all of our directors and executive officers as a group; and

●	by each person (including any “group” as used in Section 13(d) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) who is known by us to own beneficially 5% or more of the outstanding shares of Common Stock.

Unless otherwise indicated below, to the best of our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of March 27, 2017, 78,470,402 shares of our Common Stock were issued and outstanding.

Security Ownership of Management and Directors

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Class (2)
Matthew Van Steenwyk (3)	99,287,089	61.85%
Neil Braverman (4)	35,233,611	32.08%
Raymond L.M. Wong (5)	9,414,025	10.83%
Maurice Needham (6)	2,193,597	2.78%
Lyle Jensen (7)	2,080,747	2.61%
Charles Coppa (8)	1,572,494	1.98%
James Harger (9)	1,302,778	1.65%
Charles McDermott (10)	250,000	—
All Executive Officers and Directors as a Group (eight persons)	151,334,341	75.84%

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Security Ownership of Certain Beneficial Owners

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Class (2)
Arrow, LLC (11)	74,196,274	50. 23%
Associated Private Equity (12)	29,042,934	27.89%
Van Steenwyk GST Trust (13)	17,919,730	20.97%
SMC Reserve Fund II (14)	12,407,251	13.92%
SMC Employee Partnership (15)	9,414,025	10.83%
SMC Select Co-Investment Fund I (16)	8,614,036	10.12%
Ronald H. Muhlenkamp (17)	6,241,629	7.51%
SMC Reserve Fund II Offshore (18)	3,101,806	3.82%

(1)	Except as noted, each person’s address is care of American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

(2)	Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3)	Includes the following beneficially owned securities through several investment vehicles controlled by Mr. Van Steenwyk, 17,219,325 shares of Common Stock, 15,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, 5,510,208 shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock, 7,789,726 shares of Common Stock issuable upon conversion of shares of Series D-3 Preferred Stock and 53,766,830 shares of Common Stock issuable upon exercise of warrants beneficially or individually owned by Mr. Van Steenwyk and/or Arrow, LLC (“Arrow”), an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk. Also includes 1,000 shares of Common Stock owned by Mr. Van Steenwyk’s wife. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Arrow in lieu of cash dividends on the Series D and D-2 Preferred Stock. Mr. Van Steenwyk and Arrow have notified us of their election to increase the limitation on beneficial ownership under the terms of the Preferred Stock and warrants held by each of Mr. Van Steenwyk and Arrow to 100% of our Common Stock. Mr. Van Steenwyk’s address is care of Longbow Technology Ventures, LLC, 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(4)	Mr. Braverman is a member of Associated Private Equity, LLC, a Delaware limited liability company (“Associated”), an entity that beneficially owns 3,370,042 shares of Common Stock, 5,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, 3,333,333 shares of Common Stock issuable upon conversion of Series D-2 Preferred Stock, 1,298,288 shares of Common Stock issuable upon conversion of Series D-3 Preferred Stock and 21,651,275 shares of Common Stock issuable upon the exercise of warrants individually or beneficially owned by Mr. Braverman or Associated. Mr. Braverman is also a member of North Military, Ltd, a Texas company (“North Military”), an entity that owns 500,000 shares of Common Stock and beneficially owns 80,673 shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock beneficially owned by North Military. Pursuant to Rule 16a-1 of the Exchange Act, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated and North Military. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated and North Military in lieu of cash dividends on the 10% Preferred Stock. Mr. Braverman’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, NJ 07024.

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(5)	Mr. Wong is a partner of SMC Employees Partnership, a New York limited partnership (“SMC EP”), an entity that beneficially owns 9,414,025 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock and 2,596,575 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock beneficially owned by SMC EP, 4,229,908 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 954,209 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Exchange Act, Mr. Wong may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Wong disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Preferred Stock. Mr. Wong’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(6)	Includes 400,000 shares of Common Stock issuable pursuant to immediately exercisable stock options. Also includes 59,556 shares of Common Stock owned by Mr. Needham’s wife.

(7)	Includes 1,320,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(8)	Includes 800,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(9)	Includes 652,778 shares of Common Stock issuable pursuant to immediately exercisable stock options and warrants.

(10)	Includes 250,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(11)	Includes 4,955,391 shares of Common Stock, 15,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, 5,510,208 shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock, 7,789,726 shares of Common Stock issuable upon conversion of shares of Series D-3 Preferred Stock and 40,940,949 shares of Common Stock issuable upon exercise of warrants beneficially owned by Arrow and/or Mr. Van Steenwyk and/or Arrow, LLC. Also includes 1,000 shares of Common Stock owned by Mr. Van Steenwyk’s wife. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Arrow in lieu of cash dividends on the Series D and D-2 Preferred Stock. Mr. Van Steenwyk and Arrow have notified us of their election to increase the limitation on beneficial ownership under the terms of the preferred stock and warrants held by each of Mr. Van Steenwyk and Arrow to 100% of our Common Stock. Arrow’s address is care of Longbow Technology Ventures, LLC, 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

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(12)	Includes 3,370,042 shares of Common Stock, 5,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock beneficially owned by Associated, 3,333,333 shares of Common Stock issuable upon conversion of Series D-2 Preferred Stock, 1,298,288 shares of Common Stock issuable upon conversion of Series D-3 Preferred Stock and 16,041,271 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Associated. Pursuant to Rule 16a-1 of the Exchange Act, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated in lieu of cash dividends on the 10% Convertible Preferred Stock. Associated’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, NJ 07024.

(13)	The Van Steenwyk GST Trust is an investment vehicle for Mr. Van Steenwyk who is deemed a beneficial owner of any securities owned by the stockholder. The stockholder’s address is care of Longbow Technology Ventures, LLC, 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(14)	Includes 5,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 5,333,333 shares of Common Stock issuable upon exercise of warrants and 1,740,585 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(15)	Includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock and 2,596,575 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock beneficially owned by SMC EP, 4,229,908 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 954,209 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(16)	Includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 1,947,370 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock and Series C Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

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(17)	Includes 2,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 2,333,333 shares of Common Stock issuable upon exercise of warrants and 1,398,324 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is 725 Three Degree Road, Butler, Pennsylvania 16002.

(18)	Includes 1,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 1,333,333 shares of Common Stock issuable upon exercise of warrants and 435,140 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has proposed that Messrs. Harger, McDermott and Jensen will be nominated to be elected by the holders of our Common Stock, and that Mr. Van Steenwyk will be nominated to be elected by the holders of our Common Stock and Preferred Stock, voting together as a single class, each to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected. Our three other current members of the Board of Directors, Messrs. Needham, Wong and Braverman, have each been elected by only the holders of the Preferred Stock pursuant to the terms of the Preferred Stock and an amended and restated voting agreement entered into upon the issuance of our Contingent Convertible Promissory Notes in January 2017. These three directors will continue to hold office until the next Annual Meeting and until their respective successors are elected, or until their earlier resignation or removal.

Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) “FOR” the election of all nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

The following information is set forth with respect to each nominee for election as a director.

Nominee’s Name	Position(s) Held	Year Term Will Expire
Lyle Jensen	Chief Executive Officer, President and Director	2018
Charles McDermott	Director	2018
James Harger	Director	2018
Matthew Van Steenwyk	Director	2018

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The Board of Directors recommends a vote “FOR” each of the nominees listed above.

Occupations of Directors, Director Nominees and Executive Officers

Our directors and executive officers are as follows:

Neil Braverman	78	Chairman of the Board of Directors
Lyle Jensen	66	Chief Executive Officer; President; Director
Charles E. Coppa	54	Chief Financial Officer; Treasurer; Secretary
Maurice Needham	76	Director
Matt Van Steenwyk	61	Director
Raymond L.M. Wong	64	Director
Chuck McDermott	66	Director
James Harger	58	Director

Each director is elected for a period of one year at the Annual Meeting of Stockholders and serves until his or her successor is duly elected by the stockholders. The holders of our Common Stock, voting as a separate class, are entitled to elect three members of the Board of Directors (the “Common Directors”). The holders of all of our Preferred Stock, voting together as a single class, have the right to elect three members of the Board of Directors (the “Preferred Directors”). The holders of our Common Stock and our Preferred Stock, voting together as a single class, have the right to elect the balance of the total number of directors (the “Joint Directors”). Under the terms of our amended and restated voting agreement, however, the holders of all of our Preferred Stock have agreed:

●	To fix the number of total number of Directors at seven, or at such other number as may be specified by the Board of Directors, with the consent of the holders of a majority of the shares of Series D Preferred Stock;

●	So long as Arrow, LLC, an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk (“Arrow”), owns shares of Preferred Stock, to vote for two Investor Directors designated by Arrow (currently Messrs. Needham and Wong);

●	So long as Associated Private Equity, of which Mr. Braverman is a member (“Associated”), owns shares of Preferred Stock, to vote for one Investor Director designated by Associated (currently Mr. Braverman);

●	So long as Arrow owns shares of Preferred Stock, Arrow has the exclusive right, as among the holders of the Preferred Stock, to nominate one of the three candidates for election to the Board as Common Directors and the candidate for election to the Board as the Joint Director. The holders of all of our Preferred Stock have agreed to vote for any such candidates nominated by Arrow.

●	So long as Associated owns shares of Preferred Stock, Associated has the exclusive right, as among the holders of the Preferred Stock, to nominate two of the three candidates for election to the Board as Common Directors. The holders of all of our Preferred Stock have agreed to vote for any such candidates nominated by Associated.

The officers are appointed by and serve at the discretion of the Board of Directors. All outside directors receive $5,000 per quarter as board compensation. Messrs. Van Steenwyk and Wong have agreed to forgo their quarterly cash compensation. In July 2016, James Harger replaced Jamie Weston as a director.

We have established an Audit Committee consisting of Mr. Wong (Chair) and Mr. McDermott, and a Compensation Committee consisting of Messrs. Van Steenwyk (Chair), McDermott and Braverman. Our Board of Directors has determined that Mr. Wong is an “audit committee financial expert” within the meaning given that term by Item 407(d)(5) of Regulation S-K. In February 2017, we established a Strategic Advisory Committee consisting of Mr. Van Steenwyk. In this capacity, Mr. Van Steenwyk is being advised by Bud Albright, former Under Secretary of the Department of Energy and former Staff Director of the House Energy and Commerce Committee.

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NEIL BRAVERMAN has been a Director since April 30, 2012 and became Chairman in January 2017. Mr. Braverman is the founder of Associated Private Equity. He previously founded and was co-Chairman of Safeskin Corporation, the leading manufacturer of latex/synthetic gloves to the healthcare and electronic markets, which was sold to Kimberly Clark Corporation in 1999. Prior to Safeskin Corporation, Mr. Braverman founded Paramount Oil Corporation, a manufacturer of motor and industrial oils. During his career, Mr. Braverman founded and managed numerous real estate investments and manufacturing firms. He began his entrepreneur career founding and building the largest wig company in the U.S., which was sold to U.S. Industries. The Board of Directors believes Mr. Braverman’s extensive business and management experience give him the qualifications and skills to serve as a director and member of the Compensation Committee.

LYLE JENSEN has been a Director since May 2002. On April 12, 2006, Mr. Jensen became our Chief Executive Officer. Mr. Jensen previously was Executive Vice President/Chief Operations Officer of Auto Life Acquisition Corporation, an automotive aftermarket dealer of fluid maintenance equipment. Prior to that, he was a Business Development and Operations consultant after holding executive roles as Chief Executive Officer and minority owner of Comtel and Corlund Electronics, Inc. He served as President of Dynaco Corporation from 1988 to 1997; General Manager of Interconics from 1984 to 1988; and various financial and general management roles within Rockwell International from 1973 to 1984. The Board of Directors believes Mr. Jensen has the necessary qualifications and skills to serve as Chief Executive Officer and as a director based on his financial and operational background and the management expertise he has cultivated during his nearly fourteen year tenure with our company.

CHARLES E. COPPA has served as Chief Financial Officer, Treasurer and Secretary since March 1998. From October 1995 to March 1998, he served as Corporate Controller. Mr. Coppa was Chief Financial Officer and Treasurer of Food Integrated Technologies, a publicly-traded development stage company from July 1994 to October 1995. Prior to joining Food Integrated Technologies, Inc., Mr. Coppa served as Corporate Controller for Boston Pacific Medical, Inc., a manufacturer and distributor of disposable medical products, and Corporate Controller for Avatar Technologies, Inc., a computer networking company. From 1985 to 1990 Mr. Coppa was as an auditor with Grant Thornton where he obtained his CPA designation. The Board of Directors believes Mr. Coppa has the necessary qualifications and skills to serve as Chief Financial Officer based on his financial and management expertise he has cultivated during his nearly twenty year tenure with the company.

MAURICE E. NEEDHAM has been Chairman and Director since June 1993. In January 2017, he was succeeded as Chairman by Mr. Braverman. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer. He previously served as a Director of Comtel Holdings, an electronics contract manufacturer. He previously served as Chairman of Dynaco Corporation, a manufacturer of electronic components which he founded in 1987. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a manufacturer of electronic components, where he served as President, Chief Operating Officer and Director. We believe that Mr. Needham’s extensive business, operational and management experience, including his over twenty-three years with our company give him the qualifications and skills to serve as a director.

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MATTHEW VAN STEENWYK has been a director since July 2015. Mr. Van Steenwyk has been Managing Director of Longbow Technology Ventures, a technology investment fund located in Las Vegas, NV since 2010. Mr. Van Steenwyk has over twenty-five years of investing and operating experience across multiple industries with a strong focus on energy related industries. After graduating from the United States Air Force Academy, Mr. Van Steenwyk flew jet fighters during the Cold War and later went on to oversee a six billion dollar procurement/fighter replacement project for the Air Force. In 1986, he left the Air Force to join a small firm in the energy services sector. There, he was part of the executive team that built the company into what is now a global firm with 1,000+employees and operations in Canada, Europe, the Middle East, Asia Pacific, Latin America and the United States. The Board of Directors believes Mr. Van Steenwyk’s extensive business and management experience give him the qualifications and skills to serve as a director and member of the Compensation Committee and Strategic Advisory Committee.

RAYMOND L.M. WONG has been a Director since October 2013. Since 2007, Mr. Wong has been a Managing Director of Spring Mountain Capital’s private equity group. Mr. Wong was previously a senior Managing Director in the Investment Banking Division of Merrill Lynch & Co., Inc. While at Merrill Lynch, Mr. Wong served on the Investment Banking Operating Committee and as Chairman of the Corporate Finance Committee. During his 25 years at Merrill Lynch, he had responsibility for the corporate finance relationships for many of the firm’s largest corporate clients. Before joining Spring Mountain Capital, Mr. Wong was the Managing Member of DeFee Lee Pond Capital LLC, a financial advisory and investment firm. Mr. Wong serves on the board of directors of several companies, including Alleghany Corporation and Merrill Lynch Ventures, LLC. Mr. Wong received his M.B.A. with honors from Harvard Business School and graduated summa cum laude from Yale College with a B.A. in Political Science. The Board of Directors believes that Mr. Wong’s extensive business and financial experience give him the qualifications and skills to serve as a director and member of the Audit Committee.

CHARLES MCDERMOTT has been a Director since October 1, 2015. Mr. McDermott has been a General Partner of Rockport Capital, a venture capital firm that invests in the areas of alternative and traditional energy, mobility, and sustainability, since 1998. Mr. McDermott has over 20 years of experience in the clean technology industry. Prior to joining Rockport Capital, Mr. McDermott was Vice President of Governmental Affairs at Waste Management. He also directed the successful campaign of Congressman Joseph Kennedy II in 1986 and served two terms as his Chief of Staff. Mr. McDermott attended Yale University and after leaving Yale began a 14 year career in the music business as a songwriter, performer and recording artist. The Board of Directors believes Mr. McDermott’s extensive business and management experience give him the qualifications and skills to serve as a director and member of the Audit Committee and Compensation Committee.

JAMES HARGER has been a Director since July 2016. Mr. Harger is currently Senior Advisor to the CEO of Clean Energy and served as Chief Marketing Officer of Clean Energy from 2009 to 2014. He was the second employee of Pickens Fuel Corp. (the predecessor to Clean Energy) when he joined the company in 1997; managed and developed the company’s airport, solid waste, transit and truck markets; and later assisted in Clean Energy’s successful IPO which raised $120 million in 2007. In his current role, Mr. Harger is responsible for collaborating with shippers, for-hire carriers and private fleets in their transition to adopting natural gas trucks in their supply chains and operations. Some of his most notable customers include Anheuser-Busch, Dillon Transportation, Lowes, MillerCoors, Owens Corning, Procter & Gamble, Raven Transportation, Ruan Transportation, Saddle Creek and UPS. He has been involved in the natural gas business for over 30 years, the majority of which has been dedicated to marketing Natural Gas Vehicles and building fueling stations. Mr. Harger earned a BS in Civil Engineering from UCLA and an MBA from Pepperdine University. The Board of Directors believes Mr. Harger’s extensive business and management experience give him the qualifications and skills to serve as a director.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of our Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

To the best of management’s knowledge, and except as set forth below, based solely on review of the copies of such reports furnished to us during and with respect to our most recent fiscal year, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers and directors have been complied with.

On October 16, 2015, Mr. McDermott filed a Form 4 with respect to the grant by the Company of options to purchase 250,000 shares of Common Stock on October 7, 2015.

On October 28, 2015, Mr. Braverman filed a Form 4 with respect to the acquisition of 25.966 shares of Series C Convertible Preferred Stock and a warrant to purchase 1,298,288 shares of Common Stock by Associated Private Equity, LLC (“Associated”) on October 21, 2015.

On November 2, 2015, Mr. Wong and Mr. Weston each filed a Form 4 with respect to the acquisition of 51.932 shares of Series C Convertible Preferred Stock and a warrant to purchase 2,596,575 shares of Common Stock by SMC Employees Partnership on October 21, 2015.

On November 2, 2015, SMC Employees Partnership filed a Form 4 with respect to the acquisition of 51.932 shares of Series C Convertible Preferred Stock and a warrant to purchase 2,596,575 shares of Common Stock on October 21, 2015. SMC Employees Partnership also filed a Form 3 on November 2, 2015 with respect to the ownership of other equity securities of the Company.

On February 29, 2016, Mr. Coppa filed a Form 4 with respect to the exercise of options to purchase 100,012 shares of Common Stock on February 18, 2016.

On April 14, 2016, Mr. Wong and Mr. Weston each filed a Form 4 with respect to the receipt on April 6, 2016 of 120,809 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by SMC Employees Partnership on the dividend payment date.

On April 14, 2016, Spring Mountain Capital, LLC (“Spring Mountain”) and several of its affiliates filed a Form 4 with respect to the receipt on April 6, 2016 of an aggregate of 1,967,454 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by Spring Mountain and such affiliates on the dividend payment date.

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On April 29, 2016, Mr. Jensen filed a Form 4 with respect to the grant by the Company of options to purchase 6,000,000 shares of Common Stock on April 25, 2016, and the termination of options to purchase 1,090,000 shares of Common Stock, on April 21 and 25, 2016.

On April 29, 2016, Mr. Coppa filed a Form 4 with respect to the grant by the Company of options to purchase 2,000,000 shares of Common Stock, and the termination of options to purchase 1,090,000 shares of Common Stock, on April 25, 2016.

On May 2, 2016, Mr. Needham filed a Form 4 with respect to the grant by the Company of options to purchase 850,000 shares of Common Stock, and the termination of options to purchase 850,000 shares of Common Stock, on April 1, 2016.

On May 2, 2016, Mr. Needham filed a Form 4 with respect to the exercise of options to purchase of 355,258 shares of Common Stock from the Company on April 25, 2016.

On July 12, 2016, Spring Mountain and several of its affiliates filed a Form 4 with respect to the receipt on July 5, 2016 of an aggregate of 1,906,811 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by Spring Mountain and such affiliates on the dividend payment date.

On July 12, 2016, Mr. Wong and Mr. Weston each filed a Form 4 with respect to the receipt on July 5, 2016 of 117,085 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by SMC Employees Partnership on the dividend payment date.

On August 16, 2016, Mr. Van Steenwyk filed a Form 4 with respect to (i) the receipt on March 31, 2016 of 661,919 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by Arrow, LLC (“Arrow”) on the dividend payment date, (ii) the receipt on June 30, 2016 of 663,814 shares of Common Stock as a payment-in-kind dividend on shares of Preferred Stock owned by Arrow on the dividend payment date; (iii) the acquisition by the Van Steewyk GST Trust (the “GST Trust”) of 4,604,722 shares of Common Stock and warrants to purchase 4,604,722 shares of Common Stock upon the conversion of promissory notes on July 5, 2016; (iv) the acquisition of 1,209,857 shares of Common Stock upon the conversion of certain accounts payable to Arrow on July 12, 2016; (v) the acquisition of 589,688 shares of Common Stock and warrants to purchase 589,688 shares of Common Stock upon the conversion of promissory notes held by the GST Trust on August 12, 2016.

On August 24, 2016, Mr. Van Steenwyk filed a Form 4 with respect to the purchase of 1,176,471 shares of Common Stock and warrants to purchase 1,176,471shares of Common Stock from the Company on August 19, 2016.

On March 17, 2017, Mr. Braverman filed a Form 4 with respect to (i) the acquisition of 5 shares of Series D Preferred Stock and a warrant to purchase 10,000,000 shares of Common Stock by Associated on January 8, 2016; (ii) the receipt on June 30, 2016 of 438,715 and 24,032 shares of Common Stock, respectively, as a payment-in-kind dividend on shares of Preferred Stock owned by Associated and North Military, Ltd. (“North Military”) on the dividend payment date; (iii) the acquisition of 716,071 shares of Common Stock and warrants to purchase 716,071 shares of Common Stock on July 11, 2016 by Associated; (iv) the acquisition of 476,190 shares of Common Stock and warrants to purchase 476,190 shares of Common Stock on August 24, 2016 by Associated; (v) the acquisition of 217,391 shares of Common Stock and warrants to purchase 217,391 shares of Common Stock on August 30, 2016 by Associated; (vi) the issuance of a warrant to Mr. Braverman to purchase 6,950,000 shares of Common Stock in return for providing certain guaranties on behalf of the Company; (vii) the receipt on December 31, 2016 of 441,583 and 6,109 shares of Common Stock, respectively, as a payment-in-kind dividend on shares of Preferred Stock owned by Associated and North Military on the dividend payment date and (viii) the receipt on February 3, 2017 of 1,026,132 as a payment-in-kind dividend on shares of Preferred Stock owned by Associated for previously owed dividends.

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Certain Relationships and Related Transactions

Item 404(a) of Regulation S-K requires that we disclose any transaction or proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving more than the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at the end of each of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

Our dual fuel conversion subsidiary leases office and warehousing space in Iowa from M&R Development, Inc., which is co-owned by one of our American Power Group employees. In April 2014, we renewed the lease agreement through April 2017 at a monthly rental payment of $10,260 on a triple net basis. We are in discussions with M&R regarding renewal terms. For the fiscal years ended September 30, 2016 and 2015, total related party rental expense in connection with this non-cancellable real estate lease amounted to $142,575 and $144,934, respectively.

In September 2010, Charles Coppa, our Chief Financial Officer loaned us $50,000 in connection with a private placement of 12% six-month promissory notes. In conjunction with the 10% Convertible Preferred Stock financing in April 2012 and based on subsequent requests, Mr. Coppa agreed to extend the maturity most recently to September 30, 2017 at an interest rate of 10%.

During fiscal 2016, Mr. Coppa agreed to accept 100,012 shares of our Common Stock (valued at $13,077) for vacation pay due him and in 2016 and during fiscal 2015 he also agreed to accept 78,925 shares of our Common Stock (valued at $13,077) for vacation pay due him.

In November 2014, we completed a private placement of $2 million of Series B 10% Convertible Preferred Stock with an entity controlled by Matthew Van Steenwyk, a member of our Board of Directors. In June 2015, we completed a private placement of $2.475 million of contingent convertible promissory notes with several existing stockholders and entities affiliated with several members of our Board of Directors including Messrs. Van Steenwyk, Braverman and Wong. These notes were converted into shares of Series C Convertible Preferred Stock on October 21, 2015.

In June 2015, we loaned Trident Resources, LLC, an entity owned by one of our employees, $737,190 in connection with our exploration of a potential strategic relationship with Trident relating to our Fueled By Flare™ initiative. In August 2015, we signed a license agreement with Trident under which we acquired the exclusive worldwide right to commercialize Trident’s proprietary Natural Gas Liquids process technology and we purchased two of Trident’s processing systems for $1,716,000, which we paid by issuing Trident a secured promissory note. These notes remain outstanding.

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In August 2015, we entered into a secured financing agreement with WPU Leasing LLC, an accredited institutional investor, the members of which are affiliated with certain members of our Board of Directors. Pursuant to this agreement, WPU Leasing committed to loan us up to $3,250,000 to fund our purchase of two additional wellhead gas processing systems. WPU Leasing funded $1,900,000 under this agreement between August and October 2015. These notes remain outstanding.

During the period of July to September 2016, we completed a $1,498,000 private placement of units consisting of one share of Common Stock and a warrant to purchase one share of Common Stock to a group of accredited investors including a director and two entities affiliated with two other directors.

On September 14, 2016, we entered into a new $3 million term loan agreement and a new $500,000 working capital line of credit with Iowa State Bank in which we refinanced approximately $2,835,000 due to the bank under existing loan agreements. Messrs. Van Steenwyk and Braverman have each agreed, severally and not jointly, to guaranty the payment of up to $1,750,000 of our obligations under this facility. We entered into a credit support agreement with Messrs. Van Steenwyk and Braverman, pursuant to which, in consideration of these guarantees, we issued each individual a warrant to purchase up to 6,950,000 shares of our Common Stock, at an initial exercise price of $.20 per share. Each warrant may be exercised at any time during the ten-year term for up to 5,560,000 shares with the remaining 1,390,000 additional shares becoming exercisable based on any the following conditions: (i) if Iowa State Bank initiates any action to enforce its guaranty, (ii) if the guarantors, as permitted in the credit support agreement, elect to repay, on our behalf, all of our obligations under the credit facility before September 13, 2019 or (iii) in the absence of either of the foregoing events if the guarantees have not been released by Iowa State Bank prior to September 13, 2019.

All transactions, including loans, between us and our officers, directors, principal stockholders, and their affiliates are approved by a majority of the independent and disinterested outside directors on the Board of Directors. Management believes these transactions were consummated on terms no less favorable to us than could be obtained from unaffiliated third parties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that applies to officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to members of our Board of Directors. We have posted our code of ethics on our corporate website, www.americanpowergroupinc.com.

Board Leadership Structure

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer are held by separate persons, with the position of Chairman filled by Mr. Braverman, an independent, non-executive director, as of January 27, 2017. The Board believes that the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer is appropriate as it allows the Chief Executive Officer to focus primarily on management and strategy responsibilities, while allowing the independent Chairman to focus on leadership of the Board of Directors, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer and other members of senior management. The Chairman of the Board presides over all Board meetings and works with senior management to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board and its committees. Our Board recognizes that future circumstances may lead it to change the leadership structure depending on our needs at the time, and as such, believes that it is important to retain flexibility.

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Role of Board of Directors in Risk Oversight

One of the responsibilities of our Board is to review and evaluate the process used to assess major risks facing the Company and to periodically review assessments prepared by our senior management of such risks, as well as options for their mitigation.

Our Board leadership structure, together with the frequent interaction between our directors and members of senior management, assist in this effort. Communications between our Board and senior management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board of Directors also plays an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The entire Board of Directors is formally apprised at least annually of the Company’s enterprise risk management efforts. The Board reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. The Strategic Advisory Committee was formed in February 2017 to assist the Board of Directors and management of the Company on various strategic matters. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports.

Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and has determined that, each of Messrs. Harger, McDermott, Braverman, Van Steenwyk, and Wong qualified as “independent” as of September 30, 2016.

The Board of Directors has also determined that each of Messrs. Harger, McDermott, Braverman, Van Steenwyk and Wong were independent as of September 30, 2016 as defined under the NYSE Alternext US Rules, including, in the case of members of the Audit Committee, the independence requirements contemplated by Rule 10A-3, under the Exchange Act.

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Board Meetings

Our Board of Directors met 19 times, in person or by telephone, during the fiscal year ended September 30, 2016. None of the directors attended fewer than 75% of the meetings held during the period. There were no actions taken by unanimous consent in lieu of a meeting during the fiscal year ended September 30, 2016.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and Strategic Advisory Committee.

Audit Committee: The Audit Committee of the Board of Directors acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management and our independent accountants our finances, financial condition and interim financial statements; (iii) review with the independent accountants our year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by our independent accountants. The Audit Committee met five times during the fiscal year ended September 30, 2016. None of the members of the Audit Committee attended fewer than 75% of the meetings held during the period.

A copy of the Audit Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that the two members of the Audit Committee, Messrs. Wong and McDermott, are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited consolidated balance sheets and statements of operations, cash flows and stockholders’ equity for the fiscal years ended September 30, 2016 and 2015 with management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees.

The Audit Committee has also received and reviewed written disclosures and the letter from Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as required by the Public Company Accounting Oversight Board and has discussed with Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Raymond L.M. Wong, Chairman
Charles McDermott

Compensation Committee: The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and reviews and approves the compensation arrangements proposed by the Chief Executive Officer for all other officers. In addition, the Compensation Committee administers and interprets the Company’s equity-based plans, including determining the individuals to whom stock options are awarded, the terms upon which the option grants are made, and the number of shares subject to each option granted. The Compensation Committee met four times during the fiscal year ended September 30, 2016. None of the members of the Compensation Committee attended fewer than 75% of the meetings held during the period. A copy of the Compensation Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that the three members of the Compensation Committee, Messrs. Braverman, McDermott and Van Steenwyk, are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

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Strategic Advisory Committee: The Strategic Advisory Committee of the Board of Directors was established in February 2017 with the primary responsibility to assist the Board of Directors and management on various strategic matters including, but not limited to (a) overseeing the implementation of the strategic plan and related initiatives; (b) identifying and evaluating corporate development opportunities; (c) developing criteria for use in evaluating potential strategic relationships; (d) assisting management to identify critical strategic issues facing the organization and (e) assessing potential mergers and acquisitions. A copy of the Strategic Advisory Committee charter is available at www.americanpowergroupinc.com.

Our Board of Directors has not established a nominating committee. Our Board believes that each of our current members should, and does, participate in the consideration of director nominees. The policy of our Board is to consider director candidates recommended by our stockholders. Stockholders wishing to nominate director candidates must comply with certain procedures and notice requirements set forth in our By-Laws. Nominations must be submitted in writing to our principal executive office on a timely basis and must contain certain information set forth in our By-Laws. See “Advance Notice Procedures” below. Our Board has not established a formal charter regarding the nomination and consideration of director candidates.

Stockholders may communicate directly with members of our Board of Directors by sending a letter or other written communication to The Chairman of the Board (or, if applicable to an individual director by name), in care of the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940. Our current policy is to forward all communications to the Chairman of the Board or the individually named director, if applicable, but we reserve the right to modify that policy in the future.

Executive and Director Compensation

The following table summarizes the compensation paid or accrued for services rendered during the fiscal years ended September 30, 2016 and 2015, to our Chief Executive Officer and our Chief Financial Officer. We did not grant any stock appreciation rights or make any long-term plan payouts during the fiscal years ended September 30, 2016 and 2015.

	Annual Compensation			Option	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Awards (1)(2)	Compensation (3)	Total
Lyle Jensen, Chief Executive Officer	2016	$262,500	$—	$149,217	$28,268	$439,985
	2015	$262,500	$—	$—	$27,701	$290,201

Charles Coppa, Chief Financial Officer	2016	$170,000	$—	$50,664	$36,793	$257,457
	2015	$170,000	$—	$—	$36,167	$206,167

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(1)	Amounts shown do not reflect compensation actually received by the named executive officer. The amounts in the Option Awards column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for the fiscal year ended September 30, 2016, in accordance with ASC 718 for all stock options granted in such fiscal year. The calculation in the table above excludes all assumptions with respect to forfeitures. There can be no assurance that the amounts set forth in the Option Awards column will ever be realized. A forfeiture rate of zero was used in the expense calculation in the financial statements.

(2)	During fiscal year 2016, Mr. Jensen was granted (i) options to purchase 900,000 shares of our Common Stock, which options were immediately exercisable; (ii) options to purchase 2,100,000 shares of our Common Stock, which options vest in equal annual installments over a period of five years; and (iii) options to purchase 3,000,000 shares of our Common Stock, which options vest in four installments upon Mr. Jensen achieving certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017. The value of the annual performance milestone options will be determined when and if vested.

During fiscal year 2016, Mr. Coppa was granted (i) options to purchase 700,000 shares of our Common Stock, which options were immediately exercisable; (ii) options to purchase 500,000 shares of our Common Stock, which options vest in equal annual installments over a period of five years; and (iii) options to purchase up to 800,000 shares of our Common Stock, which options vest in four installments upon Mr. Coppa achieving certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017. The value of the annual performance milestone options will be determined when and if vested.

(3)	Represents payments made to or on behalf of Messrs. Jensen and Coppa for health and life insurance and auto allowances. During fiscal 2016 and 2015, Mr. Coppa agreed to take $13,077 each year of accrued vacation pay and purchase an aggregate of 100,012 and 78,925 shares, respectively of our Common Stock with the net proceeds.

Employment Agreements

In April 2016, we entered a new employment agreement with Mr. Jensen, which we then amended in January 2017, under which his annual base salary remained at $262,500 and he will be eligible to participate in the Company’s annual bonus program beginning with the fiscal year ending September 30, 2017. Mr. Jensen’s employment agreement has an initial term ending October 1, 2017, and may be renewed by our Board of Directors for additional one year terms.

Mr. Jensen’s existing outstanding grants of options were terminated and he was granted the following options: (i) options to purchase 900,000 shares of our Common Stock, which options were be immediately exercisable; (ii) options to purchase 2,100,000 shares of the our Common Stock, which options vest in equal annual installments over a period of five years; and (iii) options to purchase 3,000,000 shares of our Common Stock, which options vest in four installments upon Mr. Jensen achieving certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017. All options were granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

If the Company terminates Mr. Jensen’s employment without cause and he executes a release in favor of the Company, we will continue of his base salary and benefits for a period of three months after termination. Mr. Jensen did not receive any incentive compensation during fiscal years ended September 30, 2016 or 2015.

In April 2016, we entered a new employment agreement with Mr. Coppa, which we then amended in January 2017, under which his annual base salary remained at $170,000 and he will be eligible to participate in the Company’s annual bonus program beginning with the fiscal year ending September 30, 2017. Mr. Coppa’s employment agreement has an initial term ending October 1, 2017, and may be renewed by our Board of Directors for additional one year terms.

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Mr. Coppa’s existing outstanding grants of options were terminated and he was granted the following options: (i) options to purchase 700,000 shares of our Common Stock, which options were immediately exercisable; (ii) options to purchase 500,000 shares of the our Common Stock, which options vest in equal annual installments over a period of five years; and (iii) options to purchase 800,000 shares of our Common Stock, which options vest in four installments upon Mr. Coppa achieving certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017. All options were granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

If the Company terminates Mr. Coppa’s employment without cause and he executes a release in favor of the Company, we will continue of his base salary and benefits for a period of three months after termination. Mr. Coppa did not receive any incentive compensation during fiscal years ended September 30, 2016 or 2015.

Outstanding Equity Awards

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2016:

		Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration
Name	Date of Grant	Exercisable	Unexercisable	Per Share	Date
Lyle Jensen	April 25, 2016 (1)	900,000	—	$0.10	April 25, 2026
	April 25, 2016 (2)	—	2,100,000	$0.10	April 25, 2026
	April 25, 2016 (3)	—	3,000,000	$0.10	April 25, 2026

Charles Coppa	April 25, 2016 (1)	700,000	—	$0.10	April 25, 2026
	April 25, 2016 (2)	—	500,000	$0.10	April 25, 2026
	April 25, 2016 (3)	—	800,000	$0.10	April 25, 2026

(1)	These options were granted under the 2016 Stock Option Plan, have a ten-year term and vest immediately on date of grant.

(2)	These options were granted under the 2016 Stock Option Plan, have a ten-year term and vest at an annual rate of 20% over a five-year period from the date of grant.

(3)	These options were granted under the 2016 Stock Option Plan, have a ten-year term and vest in four installments upon achievement of certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017.

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Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2016:

Name	Fees Earned or Paid in Cash or Common Stock (1)	Option Awards (2)	All Other Compensation(3)	Total
Maurice Needham	$—	$41,170	$113,268	$154,438
Chuck McDermott	20,000	35,395	—	55,394
Neil Braverman	20,000	—	—	20,000
James Harger	5,000	17,515	—	22,515
Raymond L.M. Wong	—	—	—	—
Matthew Van Steenwyk	—	—	—	—

(1)	All non-employee directors receive a quarterly board fee of $5,000 per quarter with the exception of Messrs. Wong, and Van Steenwyk who have agreed to forgo their quarterly retainers.

(2)	Mr. McDermott was granted options to purchase 250,000 shares of our Common Stock under the 2005 Stock Option Plan. These options have a ten-year term and vest equally over an eighteen month period from the date of grant. Mr. Harger was granted options to purchase 250,000 shares of our Common Stock under the 2016 Stock Option Plan. These options have a ten-year term and vest equally over an eighteen month period from the date of grant. Mr. Needham was granted immediately vested options to purchase 250,000 shares of our Common Stock and options to purchase 600,000 shares of our Common Stock which vest in four equal annual increments commencing October 31, 2016 under the 2016 Stock Option Plan. All options have a ten-year term from the date of grant.

(3)	During fiscal year 2016, we paid Mr. Needham $113,268 relating to salary ($92,000), health and life insurance ($11,268) and auto allowance ($9,000).

As of September 30, 2016, each Director who is not a named executive officer for the fiscal year ended September 30, 2016 held the following aggregate number of shares under outstanding stock options:

Name	Total Shares Underlying Outstanding Options/Warrants
Maurice Needham	850,000
Chuck McDermott	250,000
Neil Braverman (1)	7,000,000
James Harger	250,000
Raymond L.M. Wong	—
Matthew Van Steenwyk (1)	6,950,000

(1)	During fiscal 2016, Messrs. Braverman and Van Steenwyk were each granted warrants to purchase 6,950,000 shares of our Common Stock, with 5,560,000 vesting immediately and the balance based on achievement of certain predefined conditions. The warrants have a term of ten years from date of grant and were issued in conjunction with their personal guarantees of our outstanding obligations to Iowa State Bank.

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PROPOSAL 2

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Purpose

The Board of Directors has voted to recommend to the stockholders that the Company further amend its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000 shares. The text of the proposed amendment is set forth as Appendix A to this proxy statement.

Background

As of March 27, 2017, there were 78,470,402 shares of our Common Stock issued and outstanding, and we had reserved 136,717,932 additional shares for future issuance upon conversion of outstanding convertible securities. These reserved shares include: 1,340,000 shares for issuance upon exercise of awards granted under our 2005 Stock Option Plan, 19,320,000 shares for issuance upon exercise of awards granted under our 2016 Stock Option Plan; 116,057,932 shares for issuance upon exercise of stock purchase warrants; 18,499,934 shares for issuance upon conversion of our 10% Preferred Stock; 2,596,575 shares for issuance upon conversion of our Series C Preferred Stock; 22,000,000 shares for issuance upon conversion of our Series D Preferred Stock; 9,922,215 shares for issuance upon conversion of our Series D-2 Preferred Stock and 10,256,498 shares for issuance upon conversion of our Series D-3 Preferred Stock. We currently are authorized to issue up to 350,000,000 shares of our Common Stock which would allow us to issue approximately 71,500,000 additional shares above the number we have reserved for issuance. In addition, the holders of certain of our Preferred Stock are entitled to receive annual dividends in an amount equal to 10% of the original purchase price of such shares. These dividends may be payable in additional shares of our Common Stock in lieu of cash. The number of shares of Common Stock we may be required to issue in payment of such dividends cannot be determined at this time.

On January 27, 2017, we entered into a convertible note purchase agreement with certain related party accredited investors, pursuant to which we issued contingent convertible promissory notes (the “Notes”) in the aggregate principal amount $2,605,000. The Notes bear simple interest at the rate of 10% per annum and will become due and payable on July 27, 2017. The principal amount of the Notes, together with all accrued but unpaid interest thereon, will automatically be convertible into shares of our Series E Convertible Preferred Stock, par value $1.00 per share (the “Series E Preferred Stock”), at a conversion price of $100,000 per share, immediately upon the effectiveness of the filing of a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Series E Certificate”) with the Secretary of State of Delaware. Each share of Series E Preferred Stock will be convertible into shares of Common Stock, at a conversion price of $.10 per share (the “Contingent Shares”). Upon the conversion of the Notes into shares of Series E Preferred Stock, we will also issue to each investor a ten-year warrant (the “Warrants”) to purchase a number of shares of Common Stock equal to ten times the number of shares issuable upon conversion of the Series E Preferred Stock, exercisable at $.10 per share (the “Contingent Warrant Shares”). We have agreed not to file the Series E Certificate (and, therefore, may not cause the conversion of the Notes into shares of Series E Preferred Stock or issue the Warrants) unless and until our stockholders have approved an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000 shares.

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The number of shares reserved by the Company for future issuance, including the Contingent Shares and the Contingent Warrant Shares, but not including shares we may issue in payment of dividends, exceeds the number of shares authorized for issuance by approximately 226,000,000 shares.

Consequences of Approving the Proposal

Reduction of Debt. The Board of Directors believes that the increase in the number of authorized shares of Common Stock from 350,000,000 shares to 700,000,000 shares is in the best interests of our Company and our stockholders. The approval of this amendment, and the subsequent filing of the Series E Certificate with the Secretary of State of Delaware will cause the conversion of the Notes into shares of Series E Preferred Stock, thereby eliminating $2,605,000 in indebtedness, together with up to $260,500 of interest, from our balance sheet.

Flexibility to Pursue Corporate Opportunities. In addition to being able to issue the Contingent Shares upon the conversion of that stock and the Contingent Warrant Shares upon the exercise of the Warrants, opportunities frequently arise that require prompt action, and the Board of Directors believes that delay necessitated for stockholder approval of a specific issuance could be detrimental to our Company and our stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors. These purposes may include, among others, the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, and/or attracting or retaining valuable employees by the issuance of additional stock options.

If this proposal is approved, the Board of Directors will have the authority to issue a total of approximately 124,100,000 shares of Common Stock, not including shares already reserved for issuance (including the Contingent Shares and the Contingent Warrant Shares), as described above, without further stockholder approval. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments or agreements or undertakings concerning the issuance of the additional shares which would be authorized by the approval of this proposal. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

Dilution. If this proposal is approved, immediately upon the effectiveness of the filing of the Series E Certificate with the Secretary of State of Delaware, we will issue shares of Series E Preferred Stock which will be initially convertible into approximately 27,037,000 shares of Common Stock and issue to the holders of the Notes Warrants to purchase a total of approximately 270,367,000 shares of Common Stock, at an initial exercise price of $.10 per share. The conversion of the Series E Preferred Stock and the exercise of the Warrants could result in a total of approximately 297,404,000 additional shares of Common Stock being issued, which would significantly dilute the percentage equity ownership of existing stockholders.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock and the relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, unless additional shares are issued to all stockholders on a pro rata basis, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. The issuance of any additional shares of Common Stock may also, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

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Potential Anti-takeover Effects. The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of our Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of our Company and our stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our Common Stock, to acquire control of our Company since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Giving effect to the Series E Certificate, our Restated Certificate of Incorporation and By-Laws contain certain provisions, including the grant of authority to the Board of Directors to issue up to 997,697 additional shares of preferred stock in one or more additional series (with such rights and preferences as the Board may determine), without the approval of stockholders, and certain provisions relating to the calling of stockholder meetings and the conduct of such meetings, that may be considered to have an anti-takeover effect. We are not aware of any pending or threatened efforts to obtain control of our Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt or to propose any additional anti-takeover measures in future proxy solicitations.

Consequences of Not Approving the Proposal

If Proposal 2 is not approved the Notes will not convert into shares of Series E Preferred Stock and the Notes, in the aggregate principal amount of $2,605,000 together with all accrued but unpaid interest thereon, will become due and payable on July 27, 2017. We do not believe we will have sufficient funds available to repay the Notes when they mature.

Further, although neither the Series E Preferred Stock, the Contingent Shares, the Warrants or the Contingent Warrant Shares will be issued, there will be approximately 71,500,000 shares of Common Stock, not including shares outstanding and other shares already reserved for issuance, as described above, available for issuance without further stockholder approval. The Board of Directors does not believe these shares of Common Stock will be sufficient to satisfy future corporate opportunities and purposes.

Description of the Series E Preferred Stock

The Series E Preferred Stock will accrue dividends at the rate of 12.5% per annum on Stated Value (i.e., $100,000 per share). Dividends will accrue quarterly, whether or not declared, and will be cumulative. Except in connection with the conversion of the Series E Preferred Stock or the liquidation of the Company, however, dividends will be payable only when, as, and if declared by the Board. Any dividends declared by the Board may be payable, in the sole discretion of the Board, in cash and/or in shares of Common Stock.

Each share of Series E Preferred Stock will be convertible to Common Stock at a conversion price of $.10 per share. Upon a liquidation of the Company, the holders of the Series E Preferred Stock will be entitled to receive, from funds legally available for distribution, an amount equal to four times the sum of (i) the Stated Value (i.e., $100,000 per share), (ii) any declared or accrued dividends, and (iii) any other amounts then owing on the Series E Preferred Stock. After the payment of all such amounts, the holders of the Company’s Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock will be entitled to receive, pari passu, amounts equal to the sum of (i) Stated Value of the Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock (i.e., $10,000 per share) and (ii) any other amounts then owing on the Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock. After the payment of all such amounts, the holders of the Company’s 10% Preferred Stock and Series C Preferred Stock will be entitled to receive, pari passu, amounts equal to the sum of (i) the Stated Value of the 10% Preferred Stock and Series C Preferred Stock (i.e., $10,000 per share) and (ii) any other amounts then owing on the 10% Preferred Stock and Series C Preferred Stock. After the payment of all such amounts, the Company’s remaining assets will be distributed to the holders of the Common Stock, the 10% Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D-2 Preferred Stock, the Series D-3 Preferred Stock and the Series E Preferred Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to their respective terms immediately prior to such liquidation. The holders of the Series E Preferred Stock will have other rights set forth in the Series E Certificate.

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The foregoing description of the Series E Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series E Certificate attached as Appendix B to this proxy statement.

Persons with Interests in the Proposal

The Notes are held by the following entities/persons in the amounts set forth opposite their respective names:

Associated Private Equity	$1,000,000
Arrow, LLC	500,000
Van Steenwyk GST Trust	500,000
Set Grove 4 LLC Profit Sharing Plan	200,000
Objective Investments, LL	125,000
Sylvester Marital Trust	100,000
Charles Coppa	50,000
Maurice Needham	30,000

Associated Private Equity, LLC owns shares of our various Preferred Stock and warrants to purchase Common Stock. Neil Braverman is Chairman of our Board of Directors and may be deemed to have a beneficial interest in the Note held by Associated Private Equity, LLC and in the shares of Series E Preferred Stock and Warrants that would be issued upon the conversion of such Note. See “Security Ownership of Certain Beneficial Owners and Management.”

Arrow, LLC is an investment vehicle for Longbow Technology Ventures whose Managing Director is Matthew Van Steenwyk. The Van Steenwyk GST Trust is an investment vehicle for Mr. Van Steenwyk who is deemed a beneficial owner of any securities owned by the Van Steenwyk GST Trust. Mr. Van Steenwyk is also a member of our Board of Directors. Arrow, LLC owns shares of our various Preferred Stock and warrants to purchase Common Stock and the Van Steenwyk GST Trust owns shares of our Common Stock and warrants to purchase Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.”

Charles Coppa is our Chief Financial Officer and Maurice Needham is member of our Board of Directors.

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The following table sets forth (i) the number of shares of Series E Preferred Stock, (ii) the number of shares of Common Stock issuable upon conversion of such Series E Preferred Stock, (iii) the number of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the total number of shares of Common Stock, that each of the Note holders could acquire, assuming in each case the conversion of the Notes effective as the date of the Annual Meeting on May 24, 2017:

Holder	Shares of Series E Preferred Stock Issuable (1)	Shares of Common Stock Issuable upon Conversion of the Series E Preferred Stock (2)	Shares of Common Stock Issuable upon Exercise of the Warrants (2)	Total Shares of Common Stock (2)
Associated Private Equity, LLC	10.3569	10,356,938	103,569,378	113,926,316
Arrow, LLC	5.1681	5,168,059	51,680,589	56,848,648
Van Steenwyk GST Trust	5.2117	5,211,689	52,116,889	57,328,578
Set Grove 4 LLC Profit Sharing Plan	3.1106	3,110,553	31,105,533	34,216,086
Objective Investments, LLC	1.2924	1,292,362	12,923,622	14,215,984
Sylvester Marital Property Trust	1.0339	1,033,888	10,338,878	11,372,766
Charles Coppa	0.5526	552,609	5,526,089	6,078,698
Maurice Needham	0.3106	310,593	3,105,933	3,416,526
Total	27.0368	27,036,691	270,366,911	297,403,602

(1)	Assumes the accumulation of interest at the rate of 10% per annum through May 24, 2017.

(2)	Assumes conversion of the Series E Preferred Stock at the initial conversion price of $.10 per share and exercise of the Warrants at the initial exercise price of $.10 per share.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of this amendment will require the affirmative vote of the holders, as of the Record Date, of (i) a majority of the issued and outstanding shares of our Common Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 2 to amend the Restated Certificate in order to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000.

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PROPOSAL NO. 3

PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE 2016 STOCK OPTION PLAN

On March 11, 2016, our Board of Directors adopted the 2016 Stock Option Plan (the “2016 Plan” or the “Plan”), which was subsequently approved by our stockholders on May 13, 2016. The 2016 Plan replaced our 2005 Stock Option Plan, which expired on March 18, 2015. A maximum of 21,000,000 shares of Common Stock were originally reserved for issuance under the 2016 Plan upon the exercise of options. On March 14, 2017, the Board of Directors approved an increase to the number of shares of Common Stock reserved for issuance authorized under the Plan to 50,000,000 shares, subject to stockholder approval.

The purpose of the 2016 Plan is to provide incentives to directors, officers and employees of, and consultants to, our Company and our subsidiaries by providing them with opportunities to purchase our Common Stock pursuant to options granted under the Plan. We believe that granting these options will encourage loyalty to our Company and better align the interests of our directors, officers, employees and consultants with those of our stockholders. The following is a summary of the material terms and conditions of the 2016 Plan.

Summary of the 2016 Plan

Administration. Our Board of Directors and/or the Compensation Committee of the Board of Directors administers the 2016 Plan, which includes determining:

●	the individuals to receive options;

●	whether the options will be “incentive stock options” or “non-qualified options,” as further described below;

●	the terms and conditions of each option, including the number of shares and exercise price of the options;

●	whether restrictions such as repurchase options are to be imposed on shares subject to options, and the nature of such restrictions; and

●	the time when the options become exercisable.

The Compensation Committee has full authority to interpret the terms of the 2016 Plan and awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Compensation Committee or the Board may, in its discretion, determine to accelerate the vesting of any option; provided, however, that neither the Compensation Committee nor the Board may, without the consent of the option holder, accelerate the vesting of an any incentive stock option if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Internal Revenue Code, as amended (the “Code”).

Authorized Shares. We have reserved 21,000,000 shares of our Common Stock for issuance under the 2016 Plan. On March 14, 2017, the Board of Directors approved an increase to the number of shares authorized under the Plan to 50,000,000 shares, subject to stockholder approval. As described below, the shares authorized under the Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock. The number of shares delivered upon exercise of an option will be determined net of any shares actually or constructively transferred by the option holder to our Company in payment of the exercise price or tax withholding. As of March 27, 2017 we have granted options under the plan to purchase 10,730,000 shares of our Common Stock.

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Granted Shares. During fiscal 2016, we granted options under the 2016 Plan to employees and a director to purchase 1,530,000 shares of our Common Stock in aggregate at exercise prices ranging from $.12 to $.18 per share, which represented the closing price of our stock on the date each grants. The options have ten-year terms and vest equally over a period of 60 months from the date of grant with the exception of 250,000 which vest equally over an eighteen month period from date of grant.

In addition, we granted stock options to our Chairman, Chief Executive Officer and Chief Financial Officer the following stock options under the 2016 Plan at prices ranging from $.10 to $.12, representing the closing stock price on the dates of grant: (i) immediately exercisable options to purchase up to 1,850,000 shares of the our Common Stock; (ii) options to purchase up to 2,600,000 shares of our Common Stock which vest equally over five-year terms from date of grant; (iii) options to purchase up to 600,000 shares of our Common Stock which vest equally over a four-year terms commencing October 1, 2016 and (iv) options to purchase up to 3,800,000 shares of our Common Stock which vest in four installments upon our Chief Executive Officer and Chief Financial Officer achieving certain annual performance milestones as determined annually by our Board of Directors beginning with the fiscal year ending September 30, 2017.

As of September 30, 2016, options to purchase 10,330,000 shares of our Common Stock have been granted at exercise prices ranging from $.10 to $.18 per share.

On March 17, 2017, we granted options under the 2016 Plan to employees and several directors to purchase 8,590,000 shares of our Common Stock in aggregate at an exercise price of $.11 per share, which represented the closing price of our stock on the date of the grant. The options have ten-year terms and vest over varying periods and terms.

Eligibility. All directors, officers and employees of, or consultants to, our Company or any of its subsidiaries are eligible to participate in the 2016 Plan.

New Plan Benefits. No stock options have been approved by the Board of Directors other than options to purchase shares of our Common Stock from the 21,000,000 shares previously approved by our stockholders other than those described above. Awards in this and in future years to our directors, executive officers and employees will be determined in accordance with our then current grant practices and may vary.

Types of Options. Options under the 2016 Plan may be in the form of “incentive stock options” or “non-qualified options.” Incentive stock options are stock options that meet certain conditions imposed by Section 422A of the Code. All other options are non-qualified options. The exercise price of an incentive stock option may be not less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of our Common Stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option may be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and regulations issued thereunder. An incentive stock option must expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options can be granted under the 2016 Plan after March 11, 2026, but options granted before that date may be exercised thereafter.

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Transferability. Options granted under the 2016 Plan are generally non-transferable other than by will or by the laws of descent and distribution. Non-qualified options may be transferred pursuant to qualified domestic relations orders as defined in the Code or Title I of the Employee Retirement Security Act of 1974. Options may be exercised by a person other than the person to whom they were granted only in the circumstances outlined below.

Termination of Service. Under the 2016 Plan, all previously unexercised incentive stock options terminate and are forfeited automatically upon the 90th day after the termination of the option holder’s service relationship with our Company and our subsidiaries, unless the Compensation Committee expressly specifies otherwise. While not required to do so by the terms of the 2016 Plan, the Board currently expects to impose similar conditions on non-qualified stock options. In either case, however, if an option holder’s service relationship is terminated by reason of death or disability (as defined in the Plan), the vesting of the options will cease upon the date of the termination of service and the options may be exercised by the holder, the holder’s executor or administrator, or by the person to whom the option is transferred under the applicable laws of descent or distribution, as the case may be, within 180 days after the date of such termination of service. Notwithstanding the foregoing, in no event may (i) any option be exercised beyond the date on which such option would otherwise expire pursuant to its terms or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of Common Stock which are not delivered because of termination of awards may be reused for other awards.

Amendments. The Compensation Committee may at any time discontinue granting awards under the 2016 Plan. The Board may terminate or amend the Plan at any time, except that no amendment may adversely affect the rights of any option holder without his or her consent and no amendment may, without the approval of our stockholders obtained within 12 months after the Board adopts a resolution authorizing such amendment: (i) materially increase the number of shares of Common Stock available under the Plan (other than pursuant to a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock), (ii) change the group of persons eligible to receive incentive stock options, (iii) change the exercise price at which shares may be offered pursuant to incentive stock options (other than pursuant to a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock), or (iv) extend the expiration date of the 2016 Plan.

Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock, the number and kind of shares of stock of our Company then subject to the 2016 Plan and the options then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted. In the event our Company is to be consolidated with or acquired by another entity in a merger, sale of substantially all of our assets or otherwise, then the Compensation Committee or the board of directors of any entity assuming the obligations of our Company under the 2016 Plan shall either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of our stock in connection with the acquisition; (ii) make appropriate provisions for the continuation of such options by substituting on an equitable basis for the shares then subject to such options any equity securities of the successor corporation; (iii) upon written notice to the option holders, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; (iv) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof; (v) accelerate the date of exercise of such options or of any installment of such options; or (vi) terminate all options in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation.

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In the event of the proposed dissolution or liquidation of our Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Compensation Committee.

Term. The 2016 Plan, unless sooner terminated by the Board of Directors, will remain in effect until March 11, 2026.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax aspects of the 2016 Plan. This summary is not a complete description of such consequences. Moreover, this summary relates only to federal income taxes; there may also be federal estate and gift tax consequences associated with the 2016 Plan, as well as foreign, state and local tax consequences. The 2016 Plan is not qualified under Section 401(a) of the Code.

Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option granted under the 2016 Plan will result in taxable income to the option holder or a deduction to our Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss.

If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the Common Stock on the date of exercise and the option price. In the case of a disqualifying disposition in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on the sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. We will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

Non-Qualified Options. No income results upon the grant of a non-qualified option with an exercise price that is not less than 100% of the fair market value of our Common Stock on the date of grant. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of our Common Stock over the option price. We will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

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Under Section 409A of the Code, a recipient of a stock option granted with an exercise price that is less than 100% of the fair market value of the underlying Common Stock on the date of grant will realize ordinary income, subject to withholding, in an amount equal to the excess of the fair market value of the Common Stock on the date of grant over the option price. In addition, the recipient will be subject to an additional excise tax equal to 20% of such amount. Under such circumstances, we will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income (including the 20% excise tax) realized by the option holder.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of an increase in the number of shares of our Common Stock reserved for issuance under the 2016 Plan from 21,000,000 to 50,000,000 will require the affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our Series D Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock that are represented in person or by proxy and voting at the Annual Meeting, voting together as a single class.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 3 to increase the number of shares of Common Stock reserved for issuance under 2016 Stock Option Plan.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to motivate and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Stockholder Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

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Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. to audit our consolidated financial statements for the fiscal year ending September 30, 2017. Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. has served as our independent registered public accounting firm since fiscal 2007.

Stockholder ratification of our independent auditors is not required under Delaware law or under our Restated Certificate of Incorporation or By-Laws.

If the stockholders do not ratify the selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2017, our Board of Directors will evaluate what would be in the best interests of our Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for the fiscal years ended September 30, 2016 and September 30, 2015. Representatives of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. will not be attending this year’s Annual Meeting.

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The following table provides the detail of fees paid:

Type of Service:	Fiscal 2016	Fiscal 2015
Audit Fees	$140,930	$188,210
Tax Fees	30,050	28,125
All Other Fees	-	-
Total Fees	$170,980	$216,335

Audit Fees: These fees are for professional services rendered in connection with the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports and services that are customarily provided by independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Tax Fees: These fees are for professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

Pre-Approval Policies and Procedures: The Audit Committee has adopted policies which provide that our independent auditors may only provide those audit and non-audit services that have been pre-approved by the Audit Committee, subject, with respect to non-audit services, to a de minimis exception (discussed below) and to the following additional requirements: (i) such services must not be prohibited under applicable federal securities rules and regulations, and (ii) the Audit Committee must make a determination that such services would be consistent with the principles that the independent auditor should not audit its own work, function as part of management, act as an advocate of our Company, or be a promoter of our Company’s stock or other financial interests. The chairman of the Audit Committee has the authority to grant pre-approvals of permitted non-audit services between meetings, provided that any such pre-approval must be presented to the full Audit Committee at its next scheduled meeting.

During fiscal 2016 and 2015, all of the non-audit services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. were pre-approved by the Audit Committee. Accordingly, the Audit Committee did not rely on the de minimis exception noted above. This exception waives the pre-approval requirements for non-audit services if certain conditions are satisfied, including, among others, that such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “FOR” ratification of its selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as independent auditors for the fiscal year ending September 30, 2017.

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PROPOSAL 6

ADJOURNMENT

Purpose

In the event there are not sufficient votes present, in person or by proxy, at the Annual Meeting to approve Proposal 2, the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000, our Chief Executive Officer or other officer, acting in his capacity as chairperson of the meeting, may propose an adjournment of the Annual Meeting to a later date or dates to permit further solicitation of proxies.

Required Stockholder Vote to Approve the Adjournment Proposal

Approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Annual Meeting. Assuming the presence of a quorum, abstentions, broker “non-votes” and shares not represented at the Annual Meeting will have no effect on the adjournment proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 6 to adjourn the Annual Meeting, if necessary to obtain the requisite number of proxies to approve Proposal 2.

TRANSACTION OF OTHER BUSINESS

Our Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the Annual Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

ADVANCE NOTICE PROCEDURES

Under our By-Laws, nominations for a director may be made only by the Board of Directors, a committee appointed by the Board of Directors, or by a stockholder of record entitled to vote on the election of directors, who is also a stockholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected, who has delivered notice to our principal executive offices (containing certain information specified in the By-laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting, or (ii) if the meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

Our By-laws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereafter, who has delivered notice to our principal executive offices (containing certain information specified in the By-Laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

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These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934, as amended. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than December 24, 2017. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

INFORMATION INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, which we filed with the Securities and Exchange Commission (“SEC”) on January 17, 2017, and our Quarterly Report on Form 10-Q for the fiscal period ended December 31, 2016, which we filed with the SEC on February 14, 2017. A copy of the Annual Report and the Quarterly Report, containing financial statements and management’s discussion and analysis of our financial condition and results of operations for the year ended September 30, 2016 and the quarter ended December 31, 2016, respectively, are being mailed contemporaneously with this proxy statement to all stockholders entitled to vote.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

REQUEST TO SIGN, DATE AND RETURN PROXIES

If you do not intend to be present at the Annual Meeting on May 24, 2017, please sign, date and return the enclosed proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles E. Coppa

Chief Financial Officer, Treasurer and Secretary

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Appendix A

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

AMERICAN POWER GROUP CORPORATION

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

American Power Group Corporation (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions at a meeting, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended to date, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a meeting held on __________, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendments are as follows:

RESOLVED:	That Article FOURTH of the Restated Certificate of Incorporation of American Power Group Corporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“This corporation is authorized to issue seven classes of stock, to be designated, respectively, “Common Stock,” “10% Convertible Preferred Stock,” “Series C Convertible Preferred Stock,” “Series D Convertible Preferred Stock,” “Series D-2 Convertible Preferred Stock,” “Series D-3 Convertible Preferred Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is Seven Hundred One Million (701,000,000) shares of capital stock. Of such authorized shares, Seven Hundred Million (700,000,000) shares shall be designated “Common Stock” and have a par value of $0.01 per share; One Thousand One Hundred Forty-Six (1,146) shares shall be designated “10% Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred (200) shares shall be designated “Series B 10% Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred Seventy-Five (275) shares shall be designated “Series C Convertible Preferred Stock” and have a par value of $1.00 per share; Twenty-Two (22) shares shall be designated “Series D Convertible Preferred Stock” and have a par value of $1.00 per share; Four Hundred (400) shares shall be designated “Series D-2 Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred Ten (210) shares shall be designated “Series D-3 Convertible Preferred Stock” and have a par value of $1.00 per share; Nine Hundred Ninety-Seven Thousand, Seven Hundred Forty-Seven (997,747) shares shall be designated “Preferred Stock” and have a par value of $1.00 per share.”

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this _____ day of __________, 2017.

By:
Charles E. Coppa
Chief Financial Officer, Treasurer
and Secretary

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Appendix B

AMERICAN POWER GROUP CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

sERIES E CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

American Power Group Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), pursuant to the authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution providing for the establishment and issuance of a series of preferred stock to be designated “Series E Convertible Preferred Stock” and to consist of 50 shares as follows:

WHEREAS, the Restated Certificate of Incorporation, as amended, of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 997,747 shares, $1.00 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 1,146 shares of 10% Convertible Preferred Stock;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 200 shares of Series B 10% Convertible Preferred Stock;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 275 shares of Series C Convertible Preferred Stock;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 22 shares of Series D Convertible Preferred Stock;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 400 shares of Series D-2 Convertible Preferred Stock;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 210 shares of Series D-3 Convertible Preferred Stock; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 50 shares of the preferred stock which the Corporation has the authority to issue, as follows:

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NOW, THEREFORE, BE IT:

RESOLVED:	That pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation is hereby established consisting of 50 shares, to be designated “Series E Convertible Preferred Stock” (hereinafter, the “Preferred Stock”); that the Board of Directors be, and it hereby is, authorized to issue such shares of Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine, and subject to the limitations provided by law and by the Restated Certificate of Incorporation, as amended; and that the powers, designations, preferences and relative participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Preferred Stock shall as set forth on Appendix I hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its Chief Financial Officer this _____ day of __________, 2017.

AMERICAN POWER GROUP CORPORATION

By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

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APPENDIX B-1

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accruing Dividends” shall have the meaning set forth in Section 3(a).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(c).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Bloomberg” means Bloomberg, L.P.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion of Preferred Stock, Series A Preferred Stock, Series C Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock or Series E Preferred Stock and the exercise of Securities issued together with the Preferred Stock, the Series A Preferred Stock, the Series C Preferred Stock, the Series D-2 Preferred Stock, the Series D-3 Preferred Stock or the Series E Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one-year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

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“Commission” means the United States Securities and Exchange Commission and its staff.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of Conversion Shares of the Holders.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Effective Date” means the earliest of the date that (a) a Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement has been declared effective by the Commission, (b) all of the Registrable Securities have been sold pursuant to Rule 144, (c) all of the Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (d) following the one-year anniversary of the Original Issue Date provided that a holder of Registrable Securities is not an Affiliate of the Corporation, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and counsel to the Corporation has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Conversion Shares or (ii) all of the Conversion Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (c) the Common Stock is trading on a Trading Market and all of the Conversion Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (f) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (g) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (h) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the dollar daily trading volume for the Common Stock on the principal Trading Market exceeds, (A) for purposes of Section 3(a), $100,000 per Trading Day or (B) for purposes of Section 8, $500,000 per Trading Day.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Amount” means the sum of the aggregate Stated Value then outstanding, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon.

“Forced Conversion Date” shall have the meaning set forth in Section 8.

“Forced Conversion Notice” shall have the meaning set forth in Section 8.

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8.

“Fundamental Transaction” shall have the meaning set forth in Section 7(c).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference. For the avoidance of doubt, the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock shall be subordinated to the Preferred Stock in right of liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5(a).

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“Liquidation Preference” shall have the meaning set forth in Section 5(a).

“New York Courts” shall have the meaning set forth in Section 11(c).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date, (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) trade payables incurred in the ordinary course of business and (d) other Indebtedness incurred in the ordinary course of business.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (c) and (e) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Convertible Note Purchase Agreement, dated as of January 27, 2017, between the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued and issuable upon conversion of the Preferred Stock, (b) all Warrant Shares then issuable upon exercise of any Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein, including among other things, the limitation that the Warrants are not yet exercisable), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Corporation shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement or (b) such Registrable Securities have been previously sold in accordance with Rule 144.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on April 30, 2012, as amended from time to time.

“Series C Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on October 21, 2015, as amended from time to time.

“Series D Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on January 8, 2016, as amended from time to time.

“Series D-2 Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of Series D-2 Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on January 8, 2016, as amended from time to time.

“Series D-3 Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of Series D-3 Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on January 8, 2016, as amended from time to time.

“Series A Preferred Stock” means the Corporation’s preferred stock designated as its 10% Convertible Preferred Stock pursuant to the Series A Certificate.

“Series C Preferred Stock” means the Corporation’s preferred stock designated as its Series C Convertible Preferred Stock pursuant to the Series C Certificate.

“Series D Preferred Stock” means the Corporation’s preferred stock designated as its Series D Convertible Preferred Stock pursuant to the Series D Certificate.

“Series D-2 Preferred Stock” means the Corporation’s preferred stock designated as its Series D-2 Convertible Preferred Stock pursuant to the Series D-2 Certificate.

“Series D-3 Preferred Stock” means the Corporation’s preferred stock designated as its Series D-3 Convertible Preferred Stock pursuant to the Series D-3 Certificate.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any subsidiary of the Corporation as described in Section 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(c).

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“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Corporation, with a mailing address of 6201 15th Avenue
Brooklyn, New York 11219, and a facsimile number of (718) 765-8712, and any successor transfer agent of the Corporation.

“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the greater of (i) 125% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation.

“Variable Rate Transaction” a transaction in which the Corporation (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Corporation or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit or continuous offering facilities through a registered broker-dealer (a/k/a ATM offerings), whereby the Corporation may sell securities at a future determined price.

“VWAP” means, for any Trading Day, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Corporation and reasonably acceptable to the Holders of a majority of the Securities then outstanding, the fees and expenses of which shall be paid by the Corporation.

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“Warrants” means, collectively, (i) the Common Stock purchase warrants delivered to the Holders pursuant to the terms of the Purchase Agreement, in the form of Exhibit G attached to the Purchase Agreement, and (ii) as the context reasonably requires, any Common Stock purchase warrants issued upon the exercise, transfer or assignment, in whole or in part, of such warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2. Designation, Amount and Par Value. The series of preferred stock created hereunder shall be designated as its Series E Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 50 (which shall not be subject to increase without the written consent of the holders (each, a “Holder” and collectively, the “Holders”) of a majority of the Preferred Stock). Each share of Preferred Stock shall have a par value of $1.00 per share and a stated value equal to $100,000, subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends.

a) Accruing Dividends. From and after the date of the issuance of any shares of Preferred Stock, dividends shall accrue at the rate per share (as a percentage of the Stated Value per share) of 12.5% per annum on such shares of Preferred Stock (the “Accruing Dividends”). Accruing Dividends shall accrue quarterly, whether or not declared, and shall be cumulative; provided, however, that except as set forth in Section 5 and Section 6, such Accruing Dividends shall be payable only when, as, and if declared by the Board of Directors and the Corporation shall be under no obligation to pay such Accruing Dividends. The date on which any Accruing Dividends shall be payable, whether as declared by the Board of Directors or as set forth in Section 5 or Section 6, is referred to herein as a “Dividend Payment Date.”

b) Dividends Payable in Cash or in Kind. Any Accruing Dividends declared by the Board of Directors shall be payable, in the sole discretion of the Board, (i) in cash, (ii) in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(b), (iii) or a combination thereof. In the event that any declared Accruing Dividends shall be payable in shares of Common Stock, such shares shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date.

Section 4. Voting Rights.

a) General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (subject to any limitations on such conversion contained in Section 6(d)). Except as provided by law or by the other provisions of this Certificate of Designation or the Corporation’s certificate of incorporation, as amended, holders of Preferred stock shall vote together with the holders of Common Stock and, to the extent permitted by the Series A Certificate, the Series C Certificate, the Series D Certificate, the Series D-2 Certificate and the Series D-3 Certificate (including any waivers granted thereunder), the holders of Series A Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock, the holders of Series D-2 Preferred Stock and the holders of Series D-3 Preferred Stock, as a single class.

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b) Election of Directors. The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock, the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 4(b), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 4(b).

c) Preferred Stock Protective Provisions. As long as at least 10% of the number of shares of Preferred Stock originally issued remain outstanding, the Corporation shall not, without the affirmative vote or written consent of the Holders of a majority of the then outstanding shares of the Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, (iii) amend its certificate of incorporation or by-laws (including as a result of merger, operation of law or otherwise) in any manner that adversely affects rights of Preferred Stock, (iv) increase the number of authorized shares of Preferred Stock, or (v) enter into any agreement committing the Corporation to do any of the foregoing.

Section 5. Liquidation.

a) Preferential Payments to the Holders of Preferred Stock. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to (i) four times (ii)(A) the Stated Value, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, plus (B) any other fees then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock (the “Liquidation Preference”), before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders of the Preferred Stock. A Fundamental Transaction or Change of Control Transaction shall not be deemed Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 10 days prior to the payment date stated therein, to each Holder.

b) Distribution of Remaining Assets. Upon a Liquidation, after the payment of all preferential amounts required to be paid to the holders of shares of Preferred Stock, as provided in Section 5(a), the remaining assets of the Corporation available for distribution to its stockholders shall be distributed, first, to the holders of the Series D Preferred Stock, the Series D-2 Preferred Stock and the Series D-3 Preferred Stock, as provided in the Series D Certificate, the Series D-2 Certificate and the Series D-3 Certificate; second, to the holders of the shares of Series A Preferred Stock, as provided in the Series A Certificate and the holders of the shares of Series C Preferred Stock, as provided in the Series C Certificate; and, third, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock, to the holders of the shares of Common Stock, Preferred Stock, Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to their respective terms immediately prior to such Liquidation.

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Section 6. Conversion.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such effective date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Price. The conversion price for the Preferred Stock shall equal $0.10, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion

i. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those restrictions set forth in Section 4.1 of the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. On or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii. Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

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iii. Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof as a result of the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to obtain damages pursuant to any other Section hereof or under applicable law.

iv. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

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v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other Holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share.

vii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d) Beneficial Ownership Limitation. Subject to the Holder’s right to increase or decrease the Beneficial Ownership Limitation as described below in this Section 6(d), the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or any other Common Stock Equivalents on shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Preferred Stock, the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D-2 Preferred Stock or the Series D-3 Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Pro Rata Distributions. If the Corporation, at any time while the Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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c) Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (other than the grant of Permitted Liens), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock, except where the Corporation is the surviving corporation), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock had been convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it may receive upon any conversion of the Preferred Stock following such Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(c). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

d) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

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e)       Notices to the Holders.

i.       Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. For purposes of clarification, each Holder shall be entitled to the benefit of any adjustment to the Conversion hereunder regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

ii.       Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert the Conversion Amount of the Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Forced Conversion. Notwithstanding anything to the contrary in this Certificate of Designation and subject to the limitation set forth in Section 6(d), if the Corporation delivers a Forced Conversion Notice to the holders of the Series A Preferred Stock pursuant to Section 8 of the Series A Certificate, the Corporation shall, simultaneously therewith, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice), it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day (including the condition (as more fully described in the definition of “Equity Conditions” in Section 1, above) that the dollar daily trading volume for the Common Stock on the Principal Trading Market exceeds $500,000 on each such Trading Day) during the applicable Threshold Period through and including the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. To the extent permitted by the Series A Certificate (including any waivers granted thereunder), any Forced Conversion Notices shall be applied ratably to all of the holders of Preferred Stock, Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and/or Series D-3 Preferred Stock based on each holder’s initial purchases of Preferred Stock, Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock or Series D-3 Preferred Stock, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring limitations on conversions. In the event that a Forced Conversion is subject to limitation because of the Beneficial Ownership Limitation under Section 6(d), then the Preferred Stock held by one or more Holders will remain outstanding, but only to the extent and only for so long as necessary to comply with such restrictions, and from and after the Forced Conversion Date any and all such shares of Preferred Stock that remain outstanding shall no longer (a) be subject to further adjustments pursuant to Sections 7(a), or to require the Corporation to make payments in the event of any Triggering Event, and the Corporation will no longer be subject to the negative covenants set forth in Section 9.

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Section 9. Negative Covenants. As long as at least 10% of the number of shares of Preferred Stock originally issued remain outstanding, unless the Holders of a majority of the then outstanding shares of Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist indebtedness for borrowed money of any kind, in excess of $100,000, including but not limited to a guarantee on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is not already provided for in the most recent budget of the Corporation approved by its Board of Directors, other than trade credit incurred in the ordinary course of business;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws (including as a result of merger, operation of law or otherwise), in any manner that materially and adversely affects any rights of the Holders of Preferred Stock, including without limitation the creation of a class or series of stock senior to the Preferred Stock;

d) enter into any transaction with any member of the Corporation’s management or Board of Directors, or any or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, with a value of more than $100,000 (excluding management employment agreements and compensatory arrangements approved by the Board of Directors;

e) adopt any stock option plan or equity-based compensation plan, or amend any such plan if the effect of such amendment would increase the aggregate number of shares of Common Stock available for issuance to service providers;

f) increase the authorized number of shares of any series of preferred stock;

g) undertake a Liquidation or effect any merger, any sale of assets outside of the ordinary course of business, any business combination or similar transaction;

h) sell or other dispose of, other than in the ordinary course of business, any patents, trademarks, copyrights, processes, trade secrets, licenses, distribution rights, source codes or any other material industrial or intellectual property;

i) engage in any business fundamentally different from the Corporation’s business as conducted or proposed by the Corporation in writing to be conducted as of the Original Issue Date;

j) create any Subsidiary (other than wholly owned subsidiaries) or materially change the legal structure of the Corporation;

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k) enter into any joint venture or joint venture relationship;

l) enter into any equipment lease, long-term supply or maintenance agreement or make any capital expenditures exceeding $500,000 per annum that is not already provided for in the most recent budget of the Corporation approved by its Board of Directors; or

m) enter into any agreement committing the Corporation to do any of the foregoing.

Section 10. Redemption Upon Triggering Events.

a) “Triggering Event” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

ii. the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In (provided that such cash due shall exceed $25,000 in the aggregate) within five calendar days after notice therefor is delivered hereunder;

iii. the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv. unless specifically addressed elsewhere in this Certificate of Designation, the Corporation shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v. the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers, employees, directors and independent contractors, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $200,000 from all officers and directors in any 12-month period, and such repurchases complying with such limitations shall be deemed to have been expressly authorized by this Section 10(a)(v);

vi. the Corporation shall be party to a Change of Control Transaction;

vii. there shall have occurred a Bankruptcy Event;

viii. the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

ix. any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets that is not covered by insurance and is for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

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b) Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (v), (vi) (as to Changes of Control approved by the Board of Directors of the Corporation) and (vii) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vi) (as to Changes of Control not approved by the Board of Directors of the Corporation), (vii) (as to involuntary filings only), (viii) and (ix), redeem all of the Preferred Stock then held by such Holder for a redemption price, in the number of shares of Common Stock, equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder. The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within twenty-two (22) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Financial Officer of the Corporation at 7 Kimball Lane, Lynnfield, MA, 01940, or via at facsimile number (781) 224-0114, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

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c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

d) Waivers; Amendments. Except as may be otherwise required by applicable law, any of the terms and conditions of the Preferred Stock here may be changed or amended, and any right of the Holders of the Preferred Stock may be waived, with the written consent of the Holders of a majority of the shares of Preferred Stock outstanding from time to time; provided, however, that no such change, amendment or waiver that would alter or change the Liquidation Preference, the rate at which the Accruing Dividends shall accrue, or the Conversion Price shall be approved without the written consent of Holders of 75% of the shares of Preferred Stock outstanding from time to time.

e) Effect of Waivers. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E Convertible Preferred Stock.

*********************

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ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series E Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of American Power Group Corporation, a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued[1]: ___________________________
Applicable Conversion Price: ____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________

[HOLDER]

By:
Name:
Title:

1 Exclusive of shares issuable upon conversion of Accruing Dividends, which will be calculated by the Corporation.

Appendix C – Common Stock

AMERICAN POWER GROUP CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

May 24, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 24, 2017, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted “FOR” all proposals.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at
www.americanpowergroupinc.com/proxy-statements.html

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN POWER GROUP CORPORATION

May 24, 2017

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES AND “FOR” ALL OTHER PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of four Directors:

[ ]	For all nominees
[ ]	Withhold authority for all nominees	Nominees: O Lyle Jensen O Charles McDermott O James Harger O Matthew Van Steenwyk
[ ]	For all except (see instructions below)

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O

2.	To approve an amendment to Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000.

[ ] For	[ ] Against	[ ] Abstain

3.	To approve an amendment to the 2016 Stock Option Plan to increase the number of shares of our Common Stock reserved for issuance from 21,000,000 to 50,000,000.

[ ] For	[ ] Against	[ ] Abstain

4.	To approve an advisory vote on the compensation of the Company’s named Executive Officers (the “say-on-pay).

[ ] For	[ ] Against	[ ] Abstain

5.	To ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent auditors for the fiscal year ending September 30, 2017.

[ ] For	[ ] Against	[ ] Abstain

6. To approve one or more adjournments of the Annual Meeting.

[ ] For	[ ] Against	[ ] Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting. [  ]

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Appendix D - Convertible Preferred Stock

AMERICAN POWER GROUP CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

May 24, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and/or Series D-3 Convertible Preferred Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 24, 2017, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted “FOR” all proposals.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.americanpowergroupinc.com/proxy-statements.html

Please sign, date and email your proxy to ccoppa@americanpowergroupinc.com as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES AND “FOR” ALL OTHER PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of one Director:

[ ]	For Matthew Van Steenwyk
[ ]	Withhold authority for the nominee

2.	To approve an amendment to Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000.

[ ] For	[ ] Against	[ ] Abstain

3.	To approve an amendment to the 2016 Stock Option Plan to increase the number of shares of our Common Stock reserved for issuance from 21,000,000 to 50,000,000.

[ ] For	[ ] Against	[ ] Abstain

4.	To approve an advisory vote on the compensation of the Company’s named Executive Officers (the “say-on-pay)

[ ] For	[ ] Against	[ ] Abstain

5.	To ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent auditors for the fiscal year ending September 30, 2017.

[ ] For	[ ] Against	[ ] Abstain

6.	To approve one or more adjournments of the Special Meeting.

[ ] For	[ ] Against	[ ] Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.

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